Weave Communications Announces Fourth Quarter and Full Year 2022 Financial Results

•Fourth quarter total revenue of $37.7 million, up 18% year-over-year
•Full year total revenue of $142.1 million, up 23% year-over-year
•Significant gross and operating margin improvement year-over-year following strategic and operational actions

LEHI, Utah—Feb 22, 2023 – Weave Communications, Inc. (NYSE: WEAV), a leading all-in-one customer communications and engagement software platform for small and medium-sized businesses, today announced its financial results for the fourth quarter and year ended December 31, 2022.
“We made a lot of important progress towards configuring our business for success in 2022, and have taken important steps to improve our efficiency," said CEO Brett White. “We are set up well to carry our momentum into 2023 as we continue building for future growth, while remaining focused on delivering strong operational performance and an accelerated path to breakeven.”
Fourth Quarter 2022 Financial Highlights
•    Total revenue was $37.7 million, representing a 18% year-over-year increase compared to $31.8 million in the fourth quarter of 2021.
•    GAAP loss from operations was $9.7 million, compared to a GAAP loss from operations of $13.6 million in the fourth quarter of 2021.
•    Non-GAAP loss from operations was $4.2 million, compared to a non-GAAP loss from operations of $10.6 million in the fourth quarter of 2021.
•    GAAP net loss attributable to common stockholders was $9.3 million, or $0.14 per share, compared to a GAAP net loss attributable to common stockholders of $14.3 million, or $0.34 per share, in the fourth quarter of 2021.
•    Non-GAAP net loss attributable to common stockholders was $3.7 million, or $0.06 per share, compared to a non-GAAP net loss attributable to common stockholders of $11.0 million, or $0.26 per share, in the fourth quarter of 2021.
•    Dollar-Based Net Retention Rate (NRR) was 99% as of December 31, 2022.
•    Dollar-Based Gross Retention Rate (GRR) was 94% as of December 31, 2022.
Full Year 2022 Financial Highlights:
•Total revenue was $142.1 million, representing a 23% year-over-year increase compared to $115.9 million in 2021.
•GAAP loss from operations was $49.7 million, compared to an GAAP loss from operations of $50.4 million in 2021.
•Non-GAAP loss from operations was $31.0 million, compared to a non-GAAP loss from operations of $36.3 million in 2021.

•GAAP net loss attributable to common stockholders was $49.7 million, or $0.76 per share, compared to a GAAP net loss attributable to common stockholders of $53.7 million, or $2.60 per share, in 2021.
•Non-GAAP net loss attributable to common stockholders was $31.0 million, or $0.48 per share, compared to a non-GAAP net loss attributable to common stockholders of $37.6 million, or $1.82 per share, in 2021.
•Added 3,362 net new customer locations in 2022 and had 27,193 customer locations as of December 31, 2022.
Financial First Quarter and Full Year 2023 Outlook
The company expects the following financial results for the three months ending March 31, 2023 and full year ending December 31, 2023:

	First Quarter	Full Year
(in millions)
Total revenue	$37.5 - $38.5	$156.0 - 160.0
Non-GAAP loss from operations	$(4.5) - $(5.5)	$(21.3) - $(17.3)
Weighted average share count	66.0	68.0
The guidance provided above constitutes forward-looking statements and actual results may differ materially. Refer to the “Forward-Looking Statements” safe harbor section below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.
Non-GAAP loss from operations excludes estimates for, among other things, stock-based compensation expense. A reconciliation of this non-GAAP financial guidance measure to a corresponding GAAP financial guidance measure is not available on a forward-looking basis because we do not provide guidance on GAAP net loss from operations and are not able to present the various reconciling cash and non-cash items between GAAP loss from operations and non-GAAP loss from operations without unreasonable effort. In particular, stock-based compensation expense is impacted by our future hiring and retention needs, as well as the future fair market value of our common stock, all of which is difficult to predict and is subject to change. The actual amount of these expenses during 2023 will have a significant impact on our future GAAP financial results.
Webcast
The company will host a conference call and webcast for analysts and investors on Wednesday, February 22, 2023, beginning at 5 p.m. EDT.
Individuals interested in listening to the conference call may do so by dialing (412) 902-1020 or (877) 502-7186 for toll free. Please reference the following conference ID: 13735741. The live webcast and a webcast replay of the conference call can be accessed from the investor relations page of Weave’s website at investors.getweave.com.
About Weave
Weave is the all-in-one customer communication and engagement platform for small and medium-sized businesses. From the first phone call to the final invoice and every touchpoint in between, Weave connects the entire customer journey. Weave’s software solutions transform how local businesses attract, communicate with and engage customers to grow their business. Weave has set the bar for Utah startup achievement & work culture. In the past year, Weave has been named a member of the Forbes Cloud 100, a Certified Great Place to Work, and a G2 leader in Patient Engagement, Optometry, Dental Practice

Management and Patient Relationship Management software. To learn more, visit www.getweave.com/newsroom/
Forward Looking Statements
This press release and the accompanying conference call contain forward-looking statements including, among others, current estimates of first quarter and full year 2023 revenue and non-GAAP loss from operations and statements in the quotes of our Chief Executive Officer.
These forward-looking statements involve risks and uncertainties. If any of these risks or uncertainties materialize, or if any of our assumptions prove incorrect, our actual results could differ materially from the results expressed or implied by these forward-looking statements. These risks and uncertainties include risks associated with: transitions in company leadership; our ability to attract new customers, retain existing customers and increase our customers’ use of our platform; our ability to manage our growth; the impact of the global COVID-19 pandemic on our company; our ability to maintain and enhance our brand and increase market awareness of our company, platform and products; customer adoption of our platform and products; expansion into new vertical markets; customer acquisition costs and sales and marketing strategies; competition; our ability to enhance our platform and products; interruptions in service; general business and economic conditions; and the risks described in the filings we make from time to time with the Securities and Exchange Commission (SEC), including the risks described under the heading “Risk Factors” in our Quarterly Report on Form 10-Q for the three months ended September 30, 2022, filed with the SEC on November 10, 2022, which should be read in conjunction with our financial results and forward-looking statements and is available on the SEC Filings section of the Investor Relations page of our website at investors.getweave.com/.
All forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.
Channels for Disclosure of Information
Weave Communications uses the investor relations page on our website, blog posts on our website, press releases, public conference calls, webcasts, our twitter feed (@getweave), our Facebook page, and our LinkedIn page as the means of complying with our disclosure obligations under Regulation FD. We encourage investors, the media, and others to follow the channels listed above, in addition to following Weave Communications’ press releases, SEC filings, and public conference calls and webcasts, and to review the information disclosed through such channels.
Supplemental Financial Information
Dollar-Based Net Revenue Retention (NRR)
For retention rate calculations, we use adjusted monthly revenue (AMR), which is calculated for each location as the sum of (i) the subscription component of revenue for each month and (ii) the average of the trailing-three-month recurring payments revenue. To calculate our NRR, we first identify the cohort of locations (the Base Locations) that were active in a particular month (the Base Month). We then divide AMR for the Base Locations in the same month of the subsequent year (the Comparison Month), by AMR in the Base Month to derive a monthly NRR. We derive our annual NRR as of any date by taking a weighted average of the monthly net retention rates over the trailing twelve months prior to such date.
Dollar-Based Gross Revenue Retention (GRR)
To calculate our GRR, we first identify the cohort of locations (the Base Locations) that were under subscription in a particular month (the Base Month). We then calculate the effect of reductions in revenue from customer location terminations by measuring the amount of AMR in the Base Month for Base Locations still under subscription twelve months subsequent to the Base Month (Remaining AMR). We then divide Remaining AMR for the Base Locations by AMR in the Base Month for the Base Locations to

derive a monthly gross retention rate. We calculate GRR as of any date by taking a weighted average of the monthly gross retention rates over the trailing twelve months prior to such date. GRR reflects the effect of customer locations that terminate their subscriptions, but does not reflect changes in revenue due to revenue expansion, revenue contraction, or addition of new customer locations.
Number of Locations

We measure locations as the total number of customer locations under subscription active on the Weave platform as of the end of each month. A single organization or customer with multiple divisions, segments, offices or subsidiaries is counted as multiple locations if they have entered into subscriptions for each location.

As a reminder, we only provide customer location information on an annual basis with annual and Q4 results and do not provided this information with financial statements or earnings releases covering interim periods.
Non-GAAP Financial Measures
In this press release, Weave Communications has provided financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (GAAP). We disclose the following historical non-GAAP financial measures in this press release: non-GAAP net loss or non-GAAP net loss attributable to common stockholders, non-GAAP net loss margin, non-GAAP net loss per share, non-GAAP gross profit, non-GAAP gross margin, non-GAAP loss from operations, non-GAAP operating margin, adjusted EBITDA and free cash flow. We use these non-GAAP financial measures internally in analyzing our financial results and evaluating our ongoing operational performance. We believe that these non-GAAP financial measures provide an additional tool for investors to use in understanding and evaluating ongoing operating results and trends in the same manner as our management and board of directors. Our use of these non-GAAP financial measures has limitations as an analytical tool, and you should not consider them in isolation or as a substitute for analysis of our financial results as reported under GAAP. Because of these and other limitations, you should consider these non-GAAP financial measures along with other GAAP-based financial performance measures, including various cash flow metrics, operating income (loss), net loss, and our GAAP financial results. We have provided a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP measures in the tables included in this press release, and investors are encouraged to review the reconciliation.
Non-GAAP net loss, non-GAAP net loss margin and non-GAAP net loss per share
We define non-GAAP net loss or non-GAAP net loss attributable to common stockholders as GAAP net loss attributable to common stockholders less stock-based compensation expense and non-cash cumulative dividends on redeemable convertible preferred stock, and non-GAAP net loss margin as non-GAAP net loss as a percentage of revenue. Non-GAAP net loss per share is calculated as non-GAAP net loss divided by the diluted weighted-average shares outstanding.
Non-GAAP gross profit and non-GAAP gross margin
We define non-GAAP gross profit as GAAP gross profit less stock-based compensation expense, and non-GAAP gross margin as non-GAAP gross profit as a percentage of revenue.
Non-GAAP operating expenses
We define non-GAAP operating expenses, in the aggregate or its individual components (i.e., sales and marketing, research and development or general and administrative), as the applicable GAAP operating expenses less the applicable stock-based compensation expense.
Non-GAAP loss from operations and non-GAAP loss from operations margin

We define non-GAAP loss from operations as GAAP loss from operations less stock-based compensation expense, and non-GAAP loss from operations margin as non-GAAP loss from operations as a percentage of revenue.
Adjusted EBITDA
EBITDA is defined as earnings before interest expense, provision for income taxes, depreciation, and amortization. Our depreciation adjustment includes depreciation on operating fixed assets and does not include depreciation on phone hardware provided to our customers. We further adjust EBITDA to exclude stock-based compensation expense, a non-cash item. We believe that adjusted EBITDA provides management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations. Additionally, management uses adjusted EBITDA to measure our financial and operational performance and prepare our budgets.
Free Cash Flow
We define free cash flow as net cash used in operating activities, less purchases of property and equipment and capitalized internal-use software costs. We believe that free cash flow is a useful indicator of liquidity that provides useful information to management and investors, even if negative, as it provides information about the amount of cash consumed by our combined operating and investing activities. For example, as free cash flow has been negative, we have needed to access cash reserves or other sources of capital for these investments.
The foregoing non-GAAP financial measures have a number of limitations. For example, the non-GAAP financial information presented above may be determined or calculated differently by other companies and may not be directly comparable to that of other companies. In addition, free cash flow does not reflect our future contractual commitments and the total increase or decrease of our cash balance for a given period. Further, Adjusted EBITDA excludes some costs, namely, non-cash stock-based compensation expense. Therefore, adjusted EBITDA does not reflect the non-cash impact of stock-based compensation expense or working capital needs, that will continue for the foreseeable future. All of these limitations could reduce the usefulness of these non-GAAP financial measures as analytical tools.
Investor Relations Contact
Mark McReynolds
Head of Investor Relations
ir@getweave.com
Media Contact
Kali Geldis
Senior Director of Communications
pr@getweave.com

WEAVE COMMUNICATIONS, INC
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands except share amounts)

	December 31, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$61,997	$135,996
Short-term investments	51,340	—
Accounts receivable	3,296	3,059
Deferred contract costs, net	9,881	8,931
Prepaid expenses and other current assets	6,374	6,461
Total current assets	132,888	154,447
Non-current assets:
Property and equipment, net	10,773	24,502
Operating lease right-of-use assets	45,110	—
Finance lease right-of-use assets	10,589	—
Deferred contract costs, net, less current portion	8,146	7,873
Other non-current assets	843	663
TOTAL ASSETS	$208,349	$187,485
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$3,793	$4,061
Accrued liabilities	13,636	12,250
Deferred revenue	34,136	29,511
Current portion of operating lease liabilities	3,662	—
Current portion of finance lease liabilities	6,992	8,485
Current portion of long-term debt	10,000	—
Total current liabilities	72,219	54,307
Non-current liabilities:
Deferred rent	—	4,319
Operating lease liabilities, less current portion	46,914	—
Finance lease liabilities, less current portion	5,997	6,558
Long-term debt	—	10,000
Total liabilities	125,130	75,184
Stockholders' equity:
Preferred stock, $0.00001 par value per share; 10,000,000 shares authorized, zero shares issued and outstanding as of December 31, 2022 and December 31, 2021	—	—
Common stock, $0.00001 par value per share; 500,000,000 shares authorized as of December 31, 2022 and 2021, respectively; 65,739,053 and 64,324,628 issued and outstanding as of December 31, 2022 and 2021, respectively	—	—
Additional paid-in capital	314,884	294,230
Accumulated deficit	(231,636)	(181,898)
Accumulated other comprehensive loss	(29)	(31)
Total stockholders' equity	83,219	112,301
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$208,349	$187,485

WEAVE COMMUNICATIONS, INC
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except share and per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Revenue	$37,685	$31,840	$142,117	$115,871
Cost of revenue	12,751	13,679	53,276	49,372
Gross profit	24,934	18,161	88,841	66,499
Operating expenses:
Sales and marketing	16,118	15,769	65,378	58,244
Research and development	8,185	7,119	30,714	27,009
General and administrative	10,376	8,920	42,453	31,637
Total operating expenses	34,679	31,808	138,545	116,890
Loss from operations	(9,745)	(13,647)	(49,704)	(50,391)
Other income (expense):
Interest expense	(436)	(308)	(1,441)	(1,184)
Other income (expense), net	937	(65)	1,511	(55)
Loss before income taxes	(9,244)	(14,020)	(49,634)	(51,630)
Provision for income taxes	(22)	(48)	(104)	(60)
Net loss	$(9,266)	$(14,068)	$(49,738)	$(51,690)
Less: cumulative dividends on redeemable convertible preferred stock	—	(270)	—	(1,961)
Net loss attributable to common stockholders	$(9,266)	$(14,338)	$(49,738)	$(53,651)
Net loss per share attributable to common stockholders - basic and diluted	$(0.14)	$(0.34)	$(0.76)	$(2.60)
Weighted-average common shares outstanding - basic and diluted	65,629,940	42,553,188	65,083,198	20,636,583

WEAVE COMMUNICATIONS, INC
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(9,266)	$(14,068)	$(49,738)	$(51,690)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	3,120	3,390	12,964	12,140
Amortization of operating right-of-use assets	630	—	3,372	—
Provision for losses on accounts receivable	271	128	729	355
Amortization of contract costs	2,884	2,564	11,120	9,410
Loss on disposal of assets	(6)	—	4	—
Stock-based compensation	5,525	3,044	18,752	14,091
Net accretion of discounts on short-term investments	(413)	—	(413)	—
Changes in operating assets and liabilities:
Accounts receivable	86	1,393	(966)	(870)
Deferred contract costs	(3,082)	(2,787)	(12,343)	(12,828)
Prepaid expenses and other assets	(1,799)	(1,532)	(93)	(4,073)
Accounts payable	382	(515)	(330)	583
Accrued liabilities	(2,137)	(4,268)	1,786	1,564
Operating lease liabilities	(537)	—	(2,225)	—
Deferred revenue	1,501	1,068	4,615	6,627
Deferred rent	—	1,178	—	4,318
Net cash used in operating activities	(2,841)	(10,405)	(12,766)	(20,373)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of short-term investments	(50,915)	—	(50,915)	—
Proceeds from sale of assets	7	—	16	—
Purchases of property and equipment	(704)	(1,331)	(1,895)	(7,376)
Capitalized internal-use software costs	(229)	(461)	(1,232)	(2,433)
Net cash used in investing activities	(51,841)	(1,792)	(54,026)	(9,809)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from advance on line of credit	—	5	—	6,000
Principal payments on finance leases	(2,015)	(2,048)	(8,709)	(7,860)
Proceeds from stock option exercises	336	926	1,315	4,166
Proceeds from initial public offering, net of underwriting discounts	—	111,600	—	111,600
Paid offering costs	—	(2,681)	(671)	(3,426)
Proceeds from the employee stock purchase plan	—	—	858	—
Net cash provided by (used in) financing activities	(1,679)	107,802	(7,207)	110,480
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(56,361)	95,605	(73,999)	80,298
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	118,358	40,391	135,996	55,698
CASH AND CASH EQUIVALENTS, END OF PERIOD	$61,997	$135,996	$61,997	$135,996
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest	$436	$308	$1,441	$1,184
Cash paid during the period for income taxes	$22	$—	$104	$—
SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING AND FINANCING ACTIVITIES:
Equipment purchases financed with accounts payable	$13	$78	$13	$78
Finance lease liabilities arising from obtaining finance lease right-of-use assets	$1,996	$1,037	$6,655	$8,461
Accrued unpaid offering costs	$—	$400	$—	$400
Unrealized gain on short-term investments	$12	$—	$12	$—

WEAVE COMMUNICATIONS, INC
DISAGGREGATED REVENUE AND COST OF REVENUE (GAAP)
(unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Subscription and payment processing:
Revenue	$36,163	$30,332	$136,592	$108,841
Cost of revenue	(8,633)	(8,400)	(35,008)	(29,454)
Gross profit	$27,530	$21,932	$101,584	$79,387
Gross margin	76%	72%	74%	73%

Onboarding:
Revenue	$428	$599	$1,288	$3,687
Cost of revenue	(2,093)	(2,894)	(9,612)	(10,941)
Gross profit	$(1,665)	$(2,295)	$(8,324)	$(7,254)
Gross margin	(389)%	(383)%	(646)%	(197)%

Hardware:
Revenue	$1,094	$909	$4,237	$3,343
Cost of revenue	(2,025)	(2,385)	(8,656)	(8,977)
Gross profit	$(931)	$(1,476)	$(4,419)	$(5,634)
Gross margin	(85)%	(162)%	(104)%	(169)%

WEAVE COMMUNICATIONS, INC
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(unaudited, in thousands, except share and per share data)

The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP financial measures for the periods indicated below

Non-GAAP gross profit
	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Gross profit	$24,934	$18,161	$88,841	$66,499
Stock-based compensation add back	209	108	723	526
Non-GAAP gross profit	$25,143	$18,269	$89,564	$67,025
GAAP gross margin	66%	57%	63%	57%
Non-GAAP gross margin	67%	57%	63%	58%

Non-GAAP operating expenses
	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Sales and marketing	$16,118	$15,769	$65,378	$58,244
Stock-based compensation excluded	(1,105)	(458)	(3,436)	(1,962)
Non-GAAP sales and marketing	$15,013	$15,311	$61,942	$56,282

Research and development	$8,185	$7,119	$30,714	$27,009
Stock-based compensation excluded	(1,654)	(554)	(4,576)	(3,545)
Non-GAAP research and development	$6,531	$6,565	$26,138	$23,464

General and administrative	$10,376	$8,920	$42,453	$31,637
Stock-based compensation excluded	(2,557)	(1,924)	(10,017)	(8,058)
Non-GAAP general and administrative	$7,819	$6,996	$32,436	$23,579

Non-GAAP loss from operations
	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Loss from operations	$(9,745)	$(13,647)	$(49,704)	$(50,391)
Stock-based compensation add back	5,525	3,044	18,752	14,091
Non-GAAP loss from operations	$(4,220)	$(10,603)	$(30,952)	$(36,300)
GAAP loss from operations margin	(26)%	(43)%	(35)%	(43)%
Non-GAAP loss from operations margin	(11)%	(33)%	(22)%	(31)%

Non-GAAP net loss
	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Net loss attributable to common stockholders	$(9,266)	$(14,338)	$(49,738)	$(53,651)
Stock-based compensation add back	5,525	3,044	18,752	14,091
Non-cash cumulative dividends on redeemable convertible preferred stock	—	270	—	1,961
Non-GAAP net loss attributable to common stockholders	$(3,741)	$(11,024)	$(30,986)	$(37,599)
GAAP net loss margin	(25)%	(45)%	(35)%	(46)%
Non-GAAP net loss margin	(10)%	(35)%	(22)%	(32)%

GAAP net loss per share attributable to common stockholders - basic and diluted	$(0.14)	$(0.34)	$(0.76)	$(2.60)
Non-GAAP net loss per share attributable to common stockholders - basic and diluted	$(0.06)	$(0.26)	$(0.48)	$(1.82)

Weighted-average common shares outstanding - basic and diluted	65,629,940	42,553,188	65,083,198	20,636,583

Adjusted EBITDA
	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Net loss	$(9,266)	$(14,068)	$(49,738)	$(51,690)
Interest on outstanding debt	436	308	1,441	1,184
Provision for income taxes	22	48	104	60
Depreciation	606	686	2,609	2,269
Amortization	289	302	1,140	815
Stock-based compensation	5,525	3,044	18,752	14,091
Adjusted EBITDA	$(2,388)	$(9,680)	$(25,692)	$(33,271)

Free Cash Flow
	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Net cash used in operating activities	$(2,841)	$(10,405)	$(12,766)	$(20,373)
Less: Purchases of property and equipment	(704)	(1,331)	(1,895)	(7,376)
Less: Capitalized internal-use software costs	(229)	(461)	(1,232)	(2,433)
Free cash flow	$(3,774)	$(12,197)	$(15,893)	$(30,182)